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                                                                                                                       EXHIBIT 4(g)

THIS CERTIFICATE IS TRANSFERABLE                                                                 COMMON STOCK
IN THE CITIES OF MINNEAPOLIS, MN
        AND NEW YORK, NY                                                                       PAR VALUE $.50


NUMBER        [VALSPAR LOGO]                    THE VALSPAR CORPORATION                                                      SHARES

C                               INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

              THIS CERTIFIES THAT




              IS THE OWNER OF

                      FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                The Valspar Corporation (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the
                Certificate of Incorporation and of all amendments made thereto (copies of which are filed at the office of the
                Transfer Agent), to all of which the holder, by acceptance hereof, assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

                        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

[THE VALSPAR    Dated:                                                                                  CUSIP 920355 10 4
 CORPORATION
 INCORPORATED                                                                                   SEE REVERSE FOR CERTAIN DEFINITIONS
  DELAWARE
    1934        Countersigned and Registered:
   SEAL]                          MELLON INVESTOR SERVICES LLC                 [PICTURE]                 /s/ R.M. Rompala
                                  Transfer Agent and Registrar
                BY                                                                                         CHAIRMAN OF THE BOARD

                                                                                                         /s/ Rolf Engh

                                 AUTHORIZED SIGNATURE                                                             SECRETARY
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                                 THE VALSPAR CORPORATION

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between The Valspar Corporation and Mellon Investors Services LLC or any successor (as amended from time to time the "Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive office of The Valspar Corporation. Under certain circumstances, as set forth in the Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Valspar Corporation will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Agreement, Rights issued to any Person who becomes an Acquiring Person or Associate or Affiliate thereof (as defined in the Agreement), or certain transferees of such Person, may become null and void.

_______________________________________________________________________________
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common            UTMA - __________ Custodian_________
                                                     (Cust)             (Minor)
  TEN ENT - as tenants by entireties            under Uniform Transfer to Minors

  JT TEN  - as joint tenants with right of     Act_____________________________
            survivorship and not as tenants                (State)
            in common

    Additional abbreviations may also be used though not in the above list.
_______________________________________________________________________________

For value received __________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________________________________________________________

    IMPORTANT

BEFORE SIGNING, READ AND COMPLY CAREFULLY   ___________________________________
WITH REQUIREMENTS PRINTED BELOW.            Signature(s)

The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED

By______________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.